Prepaid Expenses and Other Current Assets, Net	12 Months Ended
Mar. 31, 2022
Prepaid Expenses and Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

NOTE 4 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

	As of March 31,
	2021	2022
	RMB	RMB
Advance to suppliers	39,176	40,620
Input GST (India)	769	568
Receivables from supply chain service provider	5,581	4,829
Expected return assets	2	1
Deferred IPO expense	8,847	-
Other receivables	11,413	21,460
Allowance for doubtful accounts	(674)	(1,663)
Prepaid expenses and other current assets, net	65,114	65,815

As of March 31, 2021 and 2022, other receivables consisted of deposits for leased equipment and factory building and utility amounted to RMB5 million and RMB8 million for which the lease will expire before February 28, 2023.

The Company analyzed the collectability of other current assets based on historical collection. As a result of such analysis, the movement of allowance for doubtful accounts was as follows:

	As of March 31,
	2020	2021	2022
	RMB	RMB	RMB
Balance at beginning of year	8,131	4,006	674
Additions (reversal) for the year	2,173	(886)	3,406
Written off for the year	(6,298)	(2,446)	(2,359)
Foreign currency translation difference	-	-	(58)
Balance at the end of year	4,006	674	1,663

As of March 31, 2021 and 2022, the allowance for doubtful accounts on advance to suppliers of RMB0.7 million and RMB1.7 million were primarily consist of unrecoverable prepayment related to cancellation of abundant purchase orders caused by termination of cooperation with certain OEM/ODM customers, significant decline in operating activities in India and VAT recoverable from certain supply chain companies.